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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 2002




                             MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                 01-19826                52-1604305
         --------                 --------                -----------
       (State or other         (Commission File          (IRS Employer
       Jurisdiction of             Number)            Identification No.)
       Incorporation)




               160 South Industrial Blvd., Calhoun, Georgia 30701
    ------------------------------------------------------------------------
          (Address, including zip code, of principal executive offices)





                                 (706) 629-7721
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events
         ------------

         On July 3, 2002, Mohawk Industries, Inc. ("Mohawk") issued a press release commenting on a complaint filed by Pergo Inc. & Pergo (Europe) against certain flooring companies, including Mohawk. A copy of such press release is included as an exhibit to this report and is incorporated herein by reference under this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         C. Exhibits

         99.1 Press Release dated July 3, 2002











































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Mohawk Industries, Inc.





Date: July 3, 2002                                 By: /s/ Frank H. Boykin
                                                       -------------------
                                                           Frank H. Boykin
                                                       VP & Corporate Controller

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1     Press Release dated July 3, 2002